Exhibit 99.1

XCF Global CEO Highlights Renewable Energy Security as Cornerstone of Scaling Sustainable Aviation Fuel at Advanced Bioeconomy Leadership Conference, ABLC2026

Houston, TX – March 23, 2026 - XCF Global, Inc. (“XCF”) (Nasdaq: SAFX) a leading innovator in decarbonizing the aviation industry through Sustainable Aviation Fuel (“SAF”) today shared key takeaways from CEO, Chris Cooper’s presentation at the Advanced Biofuels Leadership Conference (ABLC2026) in Washington, D.C earlier this week. In his remarks, Cooper underscored renewable energy security as one important factor shaping the future of aviation decarbonization, positioning SAF as both an emissions reduction solution and a strategic national priority.

Renewable Energy Security

Cooper highlighted XCF Global’ s use of U.S. waste-based feedstocks, noting that domestic sourcing strengthens national energy resilience and reduces exposure to volatile global supply chains. The company’s strategy emphasizes supporting domestic supply chains and domestic production enhancing renewable energy security.

Modular, Scalable, and Replicable Infrastructure

XCF’s modular, scalable facility is designed to enable faster deployment, efficient replication across U.S. regions, and production capacity that grows with domestic demand without overbuilding.

Strategic Logistics Enhance Reliability

We believe the company’s logistics advantages, including proximity to major aviation markets and access to on-site rail and trucking infrastructure, can improve reliability and efficiency while minimizing transport emissions.

Immediate Deployability of SAF Strengthens Energy Stability

We believe SAF is fully compatible with existing aircraft, engines, and airport infrastructure, with the goal of enabling immediate improvements in energy stability and emissions performance without waiting for long-term technology transitions.

Following the discussion of SAF’s immediate compatibility with existing aircraft and XCF Global’ s strategy to scale domestic, waste-based feedstocks and modular production capacity, CEO Chris Cooper highlighted SAF’s unique multi-value role in the aviation energy transition. He emphasized that sustainable aviation fuel not only serves as a drop-in propulsion solution but also has the capacity to deliver emissions reductions and strengthen long-term U.S. renewable energy security.

“Sustainable aviation fuel delivers more than propulsion; we believe it can deliver emissions reductions and strengthens renewable energy security. By using U.S. waste-based feedstocks and deploying modular, scalable facilities close to major aviation markets, we are striving to build a domestic SAF system that is reliable, repeatable, and ready now. This is how we hope to provide airlines with a drop-in solution that reduces emissions and fuels flights today while reinforcing the nation’s long-term energy resilience.” Chris Cooper, CEO of XCF Global

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF as an early mover among large-scale SAF producers in North America. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit XCF.Global

Contacts

XCF Global: Corporate Comms

media@xcf.global

Cautionary Note Regarding Forward-Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the “Business Combination”), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.